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                                  EXHIBIT 4.1
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                       FRONT OF COMMON STOCK CERTIFICATE

                                 DepoMed, Inc.

COMMON STOCK                                              COMMON STOCK

DMI
                        INCORPORATED UNDER THE LAWS OF
                            THE STATE OF CALIFORNIA

                      SEE REVERSE FOR STATEMENTS RELATING
                            TO RIGHTS, PREFERENCES,
                      PRIVILEGES AND RESTRICTIONS, IF ANY

                                                               CUSIP 249908 10 4

THIS CERTIFIES THAT ______________________    IS THE RECORD HOLDER OF

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   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                                 DepoMed, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY                                     FOUNDER AND CHAIRMAN
                                              OF THE BOARD

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT
AND REGISTRAR

BY_________________________

AUTHORIZED OFFICER

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                       BACK OF COMMON STOCK CERTIFICATE

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM      N   as tenants in common
          TEN ENT      N   as tenants by the entireties
          JT TEN       N   as joint tenants with right of
                           survivorship and not as tenants in common

             UNIF GIFT MIN ACT    N    _____________ Custodian  ________________
                                           (Cust)                   (Minor)
                                       under Uniform Gifts to Minors Act
                                       -----------------------------------------
                                                         (State)
             UNIF TRF MIN ACT     N    ___________ Custodian (until age .______)
                                          (Cust)

                                       _____________ under Uniform Transfers
                                          (Minor)
                                       to Minors Act _________________________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED,______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
                              X_________________________________________________
                              X_________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.